Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

8. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment as of December 31, 2020 and 2019 consisted of:

	December 31, 2020	December 31, 2019

Building	$-	$1,488,396
Computer equipment	77,611	76,365
Furniture, fixture, and office and medical equipment	262,664	271,009
Leasehold improvements	542,514	665,546
Laboratory equipment	4,058,538	4,029,640
Motor vehicle	239,093	239,093
Assets in construction	1,899,169	1,899,169
	7,079,589	8,669,218
Less: accumulated depreciation	2,393,266	1,576,183
Property, plant and equipment, net	$4,686,323	$7,093,035

Depreciation expenses for property, plant and equipment amounted to $1,128,867, $1,071,799 and $497,908 for the years ended December 31, 2020, 2019 and 2018, respectively.

For the year ended December 31, 2020, the Group recorded $330,445 of impairment loss of buildings in other operating expenses due to the management assessed that its carrying amount may not be recoverable. On July 20, 2020, the Group signed a sales and purchase agreement to sell its property in Fo Tan, Hong Kong, at approximately $1.1 million to a third party buyer. The property was assigned to the buyer on September 1, 2020.

As a result of the relocation of office, the Group disposed certain leasehold improvement and furniture, fixture, and office equipment in the old office and incurred a disposal loss of $50,197 in other operating expenses for the year ended December 31, 2020.